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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Addressof Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

                          On March 4, 2005, Advance Auto Parts, Inc. (“Advance Auto”) and Advance Stores Company, Incorporated (“Advance Stores”), a wholly owned subsidiary of Advance Auto, (Advance Auto and Advance Stores collectively referred to as the “Company”) entered into a Severance, Release and Noncompetition Agreement with Robert E. Hedrick in connection with Mr. Hedrick’s resignation from the Company, effective as of March 31, 2005. Mr. Hedrick currently serves as the Company’s Senior Vice President of Human Resources and is a “named executive officer” of the Company, as such term is defined under Item 402 of Regulation S-K.

                          Under the severance agreement, Mr. Hedrick is entitled to receive the following severance payments or other benefits from the Company: (1) the sum of $157,677 payable in installments through December 2005, which represents nine months of salary; (2) a lump sum bonus payment attributable to the Company’s fourth fiscal quarter of 2004 equal to the amount which Mr. Hedrick would have been entitled to receive had he remained employed with the Company; (3) a lump sum payment representing accrued but unused vacation; (4) outplacement services for twelve months; and (5) COBRA health insurance coverage through December 31, 2005, including payment of Mr. Hedrick’s cost for COBRA continuation coverage (less any amounts which Mr. Hedrick would have to pay for health insurance had he remained employed by the Company). Under the severance agreement, Mr. Hedrick agreed to release and waive any claims against the Company by reason of his employment or the cessation of his employment with the Company. The severance agreement also contains other customary terms, including those related to non-solicitation and non-disclosure of non-public information regarding the Company.

                          The above description of the severance agreement is qualified in its entirety by the full text of the severance agreement, which is filed as Exhibit 10.45 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	10.45	Severance, Release and Noncompetition Agreement dated March 4, 2005 among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and Robert E. Hedrick.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date March 10, 2005	/s/ Jeffrey T. Gray

(Signature)*
Jeffrey T. Gray Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX
Exhibit
Number	Exhibit Description
10.45	Severance, Release and Noncompetition Agreement dated March 4, 2005 among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and Robert E. Hedrick.